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                        SECURITIES AND EXCHANGE COMMISSION


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                                    FORM 8-K



                                  CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



    Date of Report (date of earliest event reported):      April 8, 1998



                                   Armco Inc.
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                 (Exact name of registrant as specified in charter)



                                   Ohio
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        (State or other jurisdiction of incorporation or organization)

        1-873-2                                  31-0200500
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(Commission File Number)            (I.R.S. Employer Identification No.)



One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania   15219-1415
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         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  412/255-9800
                                                          ------------



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Item 5.  Other Events.
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     On April 8, 1998, Armco Inc. announced that it will record a gain of
$237.5 million, or $2.21 per share of common stock, for the cumulative effect of an accounting change. Armco stated that effective January 1, 1998, it changed the method used to amortize unrecognized net gains and losses associated with accounting for pension and other postretirement benefit plans.




Item 7.  Exhibits.
         --------

  99.2   Press release dated April 8, 1998.

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                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARMCO INC.



Date:  April 8, 1998                        By: /s/ Gary R. Hildreth
                                        ------------------------------------
                                            Name:  Gary R. Hildreth
                                            Title: Vice President


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